SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2016

Knowledge Machine International, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-191175	90-0925768
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

14 Hayward Brook Drive, Concord, NH	03301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 717-6279

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

On July 1, 2016, Knowledge Machine International, Inc. (“KMI”) entered into an Acquisition and Share Exchange Agreement (the “Acquisition Agreement”) with EveryStory, Inc., a Delaware corporation (“EveryStory”), and each of its shareholder (the “Shareholders”). Under the terms of the Acquisition Agreement, KMI has agreed to issue, or reserve for issuance, shares of common stock to represent at closing approximately 60% of the outstanding equity ownership interest of KMI in exchange for all of the outstanding shares of EveryStory. As a result of the closing of the Acquisition Agreement, EveryStory would become a wholly owned subsidiary of KMI, and present directors and officers of KMI would resign in favor of current management of EveryStory, or persons designated by EveryStory. In addition, KMI would terminate its current business and would dissolve and liquidate its current wholly owned subsidiary, Knowledge Machine, Inc.

EveryStory is a development stage company which has created a cloud-based story-sharing platform that allows users to collaboratively record, create, preserve and share personal stories in one place. Accessible via mobile devices, tablets, and desktops, EveryStory allows users to upload audio and image files to a private and secure cloud-based system with the ability to share photos and stories with other EveryStory users and groups. Each user selects the members of his/her group, thereby creating a system of private and secure micro social networks.

Under the terms of the Acquisition Agreement, the Shareholders holding all of the outstanding shares of EveryStory have agreed to exchange their shares at closing for common shares of KMI. In addition, it is anticipated that the holders of outstanding convertible promissory notes issued by EveryStory would either convert their notes prior to closing or would amend the notes to provide for conversion into common shares of KMI at the same ratio used for the exchange of the EveryStory common shareholders. Further, it is anticipate that at closing KMI would assume issuance of its shares in lieu of EveryStory’s shares under its equity compensation plan at the same ratio. As a result, at closing the KMI shares to be issued to the EveryStory common shareholders, and the KMI common shares reserved for issuance upon conversion of the EveryStory promissory notes or exercise of outstanding options, would represent approximately 60% of the stock ownership interest of KMI immediately following closing. Closing of the Acquisition Agreement is dependent, in part, upon completion of a non-public offering by KMI which results in a minimum of $500,000 and maximum gross proceeds of $1,000,000. It is anticipated that closing would occur on or before August 5, 2016.

The Acquisition Agreement anticipates a reverse split of the outstanding common shares of KMI prior to closing at a ratio of approximately 1:6. It also contemplates that as of closing KMI would have not less than $500,000 in cash and no liabilities, contingent or otherwise. While it is currently anticipated that upon closing KMI would issue 24,000,000 post-split shares to the security holders of EveryStory (including shares reserved for conversion of EveryStory’s outstanding promissory notes or common stock purchase options) and that shareholders of KMI (including shareholders converting outstanding preferred shares and shares sold in the pre-closing non-public offering of common stock) would retain 16,000,000 shares, if KMI raises in excess of $500,000 in its pre-closing offering of common stock, the percentage ownership retained by KMI shareholders would increase, and the percentage ownership of EveryStory shareholders would decrease, proportionally.

As a further condition to closing, KMI is required to amend its articles of incorporation to opt out of the provisions relating to acquisition of controlling interest (NRS Sections 78.3781 - 78.3793) and the provisions relating to combinations with interested stockholders (NRS Sections 78.411 – 78.445). KMI is further required to maintain a quotation for its common stock on OTCPink and to have minimum cash on hand of $500,000 at closing. As a further condition to closing, EveryStory is required to provide audited financial statements for the years ended December 31, 2015 and 2014, and unaudited financial statements for the interim period ended March 31, 2016.

The Acquisition Agreement contains representations and warranties of the parties and conditions to closing customary to an agreement of this nature. The parties are continuing their due diligence investigations, which must be completed prior to closing.

The Acquisition Agreement may be terminated upon mutual consent, or if certain conditions are not met. EveryStory may terminate the agreement if closing does not occur by August 5, 2016, and KMI may terminate it if closing does not occur by September 5, 2016.

KMI is also completing a non-public offering of its Series A Convertible Preferred stock to raise up to $120,000 for operating funds for the company and to satisfy current accounts payable. This offering must be completed prior to closing. The planned reverse stock split will not affect the conversion ratio of this series of preferred stock, all of which are planned to be converted prior to closing.

2

The shares of common stock to be offered by KMI in the non-public financing offerings and in the exchange transition with the shareholders of EveryStory have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

A copy of the Acquisition Agreement is included with this report as Exhibit 2.1.

Forward-Looking Statements

This report on Form 8-K contains forward-looking statements about our expectations, beliefs or intentions regarding, among other things, the agreement with EveryStory disclosed below and potential fund-raising activities. Forward-looking statements can be identified by the use of forward-looking words such as “believe,” “expect,” “intend,” “plan,” “may,” “should” or “anticipate” or their negatives or other variations of these words or other comparable words or by the fact that these statements do not relate strictly to historical or current matters. Forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements, including, but not limited to, our ability to meet the closing requirements of the agreement with EveryStory, to close the transaction, or securing funding for operating expenses or the acquisition transaction.

All forward-looking statements contained in this report speak only as of the date hereof and are expressly qualified in their entirety by the cautionary statements included in this report. We undertake no obligations to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events. In evaluating forward-looking statements, you should consider these risks and uncertainties, as well as additional risks disclosed in our other reports filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Acquisition and Share Exchange Agreement dated July 1, 2016 (Pursuant to the rules of the Securities and Exchange Commission (the “Commission”), the schedules or exhibits to the agreement have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knowledge Machine International, Inc.

Date: July 6, 2016	By:	/s/ Vivek R. Dave
Vivek R. Dave, Ph.D., Chief Executive Officer

3